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                                                         EXHIBIT 10.2






                           DELEGATED UNDERWRITING AND
                             SERVICING ADDENDUM TO
                    MORTGAGE SELLING AND SERVICING CONTRACT


         This Delegated Underwriting and Servicing Addendum to Mortgage Selling and Servicing Contract ("Addendum") is made between Federal National Mortgage Association, a corporation organized and existing under the laws of the United States of America ("Fannie Mae"), and Washington Mortgage Financial Group, Ltd., a Delaware corporation ("Lender").

                                   RECITALS:

         A. Fannie Mae and Lender have entered into the Mortgage Selling and Servicing Contract ("Contract"; collectively, the Contract, this Addendum and any other addenda to the Contract are the "DUS Contract") to (i) establish Lender as an approved seller of mortgage loans and participation interests in mortgage loans to Fannie Mae; (ii) provide the terms and conditions of the sales; (iii) establish Lender as an approved servicer of mortgages that Fannie Mae has purchased or in which Fannie Mae has purchased a participation interest; and (iv) provide the terms and conditions of servicing of mortgage loans.

         B. Fannie Mae offers a multifamily mortgage purchase product line called Delegated Underwriting and Servicing (as defined below), under which Fannie Mae purchases multifamily mortgage loans from approved multifamily mortgage lenders that underwrite, originate, sell and service such mortgage loans.

         C. Fannie Mae has approved Lender for Delegated Underwriting and Servicing, and Fannie Mae and Lender desire to modify the Contract to include amended and restated terms and provisions that pertain to Delegated Underwriting and Servicing.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth in this Addendum, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Fannie Mae and Lender agree as follows:

         1. Amendment and Restatement. The Delegated Underwriting and Servicing Addendum previously executed by Lender and Fannie Mae is amended and restated in its entirety by this Addendum.

         2. Amendment of the Contract. The Contract is amended by adding the following Section XVI-C to the Contract:

         XVI-C. DELEGATED UNDERWRITING AND SERVICING -- SPECIAL PROVISIONS. This section contains provisions which pertain solely to the Delegated Underwriting and Servicing product line. Except as modified by this section, all other provisions of the Contract also pertain to Delegated Underwriting and Servicing.





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         (a)  PURPOSE.  Section I-A of the Contract is modified to include the following additional purposes of the Contract:

                 - to establish Lender as an approved underwriter, originator and seller of DUS Mortgages (as defined below) to Fannie Mae under Delegated Underwriting and Servicing;

                 - to set forth the terms and conditions that, together with the applicable provisions of the DUS Guide (as defined below), govern the sale and servicing of DUS Mortgages by Lender under Delegated Underwriting and Servicing; and

                 - to establish Lender as an approved servicer of the DUS Mortgages that Fannie Mae purchases from Lender under Delegated Underwriting and Servicing and any other DUS Mortgages with respect to which Fannie Mae has approved a transfer of servicing to Lender.

         (b) INCORPORATION OF DUS GUIDE. Section I-C of the Contract is modified to add the DUS Guide as a "Guide" under the Contract.

         (c) ADDITIONAL IMPORTANT DEFINITIONS. Section I-D of the Contract is modified to include the following additional definitions:

              6. Collateral: The letters of credit, investment agreements and other collateral that Lender delivers and pledges for the benefit of Fannie Mae under the DUS Reserve Agreement (as defined below).

              7. Confidential Information: All non-public information relating to Fannie Mae or the assets of Fannie Mae that is disclosed or provided to Lender by Fannie Mae including, without limitation, information regarding delinquent multifamily loans and related properties.

              8. Custodian: The entity so named and defined in the DUS Reserve Agreement, including any successor appointed under such agreement.

              9. Delegated Underwriting and Servicing: Fannie Mae's multifamily mortgage purchase product line so named, as further described in the DUS Guide.

              10. DUS Commitment: Any commitment that Fannie Mae issues pursuant to the DUS Guide to Lender to purchase a DUS Mortgage, as such commitment may be amended.





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              11.         DUS Guide:  The Fannie Mae Multifamily Delegated
                          Underwriting and Servicing Guide, as the Multifamily Delegated Underwriting and Servicing Guide may be amended or supplemented from time to time by Fannie Mae.

              12. DUS Loss Sharing Agreement: The Delegated Underwriting and Servicing Master Loss Sharing Agreement between Fannie Mae and Lender that sets forth certain obligations of Lender with respect to each DUS Mortgage and the terms and conditions under which Lender and Fannie Mae will share any loss that may arise with respect to any DUS Mortgage, as such agreement may be amended from time to time.

              13. DUS Mortgage: Any Mortgage that is purchased by Fannie Mae under Delegated Underwriting and Servicing.

              14. DUS Reserve Agreement: The Delegated Underwriting and Servicing Reserve Agreement among Fannie Mae, Lender and the Custodian, under which Lender delivers and pledges Collateral for the benefit of Fannie Mae, and the Custodian, as Fannie Mae's agent and bailee, receives, holds, administers and disburses or disposes of the Collateral, as such agreement may be amended from time to time.

         (d)  COMPLIANCE WITH DELEGATED UNDERWRITING AND SERVICING STANDARDS.
Section II of the Contract is modified to include the following additional provisions:

         E. Compliance with Delegated Underwriting and Servicing Standards. In order to be and remain eligible to sell and service DUS Mortgages to Fannie Mae, Lender must be and remain in compliance with all of the requirements of Delegated Underwriting and Servicing as set forth in the DUS Guide and the DUS Contract.

         (e) SALE OF DUS MORTGAGES. Section III-A of the Contract is modified to include the following additional provision:

         Lender's sale of each DUS Mortgage to Fannie Mae will be governed by the applicable DUS Commitment, the DUS Guide (as in effect at the time of the applicable DUS Commitment), the DUS Contract, the DUS Reserve Agreement and the DUS Loss Sharing Agreement. Each time that Lender delivers a DUS Mortgage to Fannie Mae, Lender must ensure that the Collateral under the DUS Reserve Agreement satisfies the requirements of such agreement.





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         (f)  ASSIGNING MORTGAGE SERVICING.  Section VII of the Contract is
modified to include the following additional provision:

         Any Person to whom Lender is permitted by Fannie Mae to assign Lender's obligations and rights to service a DUS Mortgage, in accordance with Section VII of the Contract, must assume all of Lender's rights and obligations under the DUS Contract, the DUS Reserve Agreement and the DUS Loss Sharing Agreement with respect to all DUS Mortgages for which servicing rights and obligations are transferred.

         (g)  ADDITIONAL AND MODIFIED WARRANTIES.

         i. MODIFIED CONTRACT WARRANTIES. Except as otherwise specifically provided in this Addendum, Lender makes to Fannie Mae all the warranties contained in Section IV-A of the Contract and in this Addendum with respect to each DUS Mortgage that Lender sells to Fannie Mae under a DUS Commitment.

              (A) The warranty contained in Section IV-A(1) of the Contract is replaced in its entirety with the following:

                 1.       MORTGAGE MEETS REQUIREMENTS.

                          (a)     Each DUS Mortgage upon delivery to Fannie Mae
                                  (i) satisfies the loan amount limitation of the Fannie Mae Charter Act, based on the number of units in and type of structure of the property securing that DUS Mortgage, (ii) has been underwritten and delivered by Lender in material compliance with all applicable requirements of the DUS Guide as in effect on the date of the DUS Commitment for such DUS Mortgage, including, but not limited to, requirements pertaining to debt service coverage, loan-to-value ratio, maximum principal amount, loan term and amortization, additional collateral, borrower eligibility, credit, insurance, management, and environmental compliance, and (iii) has been documented in substantial compliance with the DUS Guide as in effect on the date of delivery of that DUS Mortgage.

                          (b) Lender will service each DUS Mortgage that Lender services for Fannie Mae as required by the DUS Guide (including remitting payments to Fannie Mae, maintaining a loan file, reporting and





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                                  maintaining required custodial accounts,
                                  escrows and reserves, all as required by the DUS Guide).

              (B) The warranty contained in Section IV-A(2) of the Contract is replaced in its entirety with the following warranty and covenant:

                          2. LENDER AUTHORIZED TO DO BUSINESS. Lender and any other party that held the DUS Mortgage either:

                                  (a)      Were, at all times that either such
                                           party held that mortgage, authorized
                                           to transact business in the
                                           jurisdiction and licensed in which
                                           the property securing the DUS
                                           Mortgage is located (the "Property
                                           Jurisdiction"), or

                                  (b)      Under the laws of the Property
                                           Jurisdiction, were not required to
                                           be so authorized and none of the
                                           following activities, taking into
                                           account all of Lender's (or other
                                           holder's) other activities in the
                                           Property Jurisdiction, constitute
                                           doing business in the Property
                                           Jurisdiction:

                                           --      lending the mortgage funds;
                                           --      acquiring the mortgage;
                                           --      holding the mortgage;
                                           --      servicing the mortgage; or
                                           --      transferring the mortgage in
                                                   whole or in part; and

                                           if Lender (or any other holder of the
                                           DUS Mortgage) were not authorized to
                                           do business in the Property
                                           Jurisdiction at all times that party
                                           held the DUS Mortgage, the failure
                                           of Lender (or such other party) to be
                                           authorized to do business will have
                                           no adverse effect on Fannie Mae's
                                           ability to enforce the DUS Mortgage
                                           (assuming that Fannie Mae itself is,
                                           or need not be, authorized to do
                                           business in that jurisdiction).

                                  Lender will pay all costs related to
                                  qualification or authorization to do business or obtaining licenses in the event that enforcement of any DUS Mortgage so requires or is delayed in connection with Lender's failure to be so qualified, authorized or licensed.





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                 (C)      The warranty contained in Section IV-A(3) of the
                          Contract is replaced in its entirety by the following:

                          3. LENDER HAS FULL RIGHT TO SELL AND ASSIGN. Lender is the sole owner and holder of the DUS Mortgage and has full right and authority to sell it, or a participation interest in it, to Fannie Mae, subject, if applicable, to the rights of a warehouse lender as revealed to Fannie Mae prior to or at the time of delivery of the DUS Mortgage. In addition, and except as provided in the preceding sentence, Lender's right to sell and assign the DUS Mortgage or a participation interest in it is not subject to any other party's interest or to an agreement with any other party.

                 (D) The warranty contained in Section IV-A(8) of the Contract is modified by inserting the following at the end of that section:

                                  The terms and conditions of the DUS Mortgage as reflected in the loan documents delivered to Fannie Mae have not been amended, modified or supplemented by any other agreement or understanding of the parties or waiver of any of the material provisions of those loan documents, and all documents (originals or true copies, as required by the DUS Guide) evidencing, securing or otherwise setting forth the terms of the DUS Mortgage or any guaranty or recourse agreement with respect to the DUS Mortgage have been delivered to Fannie Mae.

         ii. Additional Warranties. Section IV-A of the Contract is modified to include the following warranties and covenants, each of which is made by Lender to Fannie Mae as to each DUS Mortgage that Lender sells to Fannie Mae under a DUS
                 Commitment:

                 21. Lender has all power and authority necessary to originate, assign, transfer and deliver the DUS Mortgage to Fannie Mae.

                 22. To the best of Lender's knowledge, information and belief (based on Lender's exercise of due diligence, as a prudent lender, to discover all pertinent facts, information and circumstances):

                          - The credit reports and financial statements relating to the borrower(s) and any other person or entity required by the DUS Guide as in effect on the date of the applicable DUS Commitment in connection with the DUS Mortgage





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                                  correctly reflect the financial condition of
                                  such person(s), without material exception.

                          - Neither any borrower under the DUS Mortgage, any general partner of a borrower, any key principal(s) identified in the loan documents, nor any guarantor of the DUS Mortgage is currently a party to any bankruptcy, reorganization, insolvency or comparable proceeding.

                          - The requirements of the DUS Guide as in effect on the date of the applicable DUS Commitment have been satisfied with respect to the experience and qualifications of the borrower(s) and any other person or entity whose experience and qualifications are required by such guide to be ascertained in connection with that DUS Mortgage.

                 23.      No part of the property subject to the lien of a DUS
                          Mortgage:

                          - Is subject to the lien of any other mortgage, deed of trust or other type of lien, except as otherwise permitted by the DUS Guide or expressly agreed in writing by Fannie Mae;

                          - Is subject to any lease other than leases with respect to which the material requirements of the DUS Guide as in effect on the date of the DUS Commitment for such DUS Mortgage with respect to subordination and assignment of leases and rents have been satisfied; and

                          - Has been taken in condemnation or other like proceeding to an extent that would impair the value of the DUS Mortgage or the property subject to the DUS Mortgage, or the usefulness of such property for the contemplated purposes, nor is any such proceeding known by Lender to be pending or contemplated.

                 24. The appraisal on which the value determination with respect to the property subject to the DUS Mortgage has been based materially satisfies all requirements of the DUS Guide as in effect on the date of the DUS Commitment for such DUS Mortgage, and Lender has made any adjustments to that value in underwriting that are necessary to comply with the underwriting requirements of the DUS Guide as in effect on such date.





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                 25.      Lender agrees to maintain the confidentiality of the
                          Confidential Information and not to disclose, directly or indirectly, any such Confidential Information without the prior written consent of Fannie Mae except to those employees of and investors in Lender who need to know such information in connection with the underwriting, origination, selling and servicing of DUS Mortgages. Without limitation, neither Lender nor any of its employees or investors will disclose any Confidential Information to any other lender, including any warehouse lender providing credit to Lender or any other purchaser of mortgage loans. Lender agrees to take all reasonable action, by instruction, agreement and otherwise, with such employees and investors to satisfy its obligations under the DUS Contract with respect to confidentiality, non-disclosure and limitation of use. All copies of all Confidential Information which Lender or any of its employees or investors possesses or controls shall be returned to Fannie Mae upon request by Fannie Mae.

         iii. WARRANTY CRITERIA. Notwithstanding anything to the contrary in the Contract, this Addendum or the DUS Guide:

              (A) If there is a material breach of warranty contained in this Addendum or in Section IV-A of the Contract with respect to any DUS Mortgage purchased by Fannie Mae under a DUS Commitment (other than a breach relating to the underwriting of that DUS Mortgage with respect to which the DUS Loss Sharing Agreement will prevail), Lender, at Fannie Mae's request, will:
                          (a) indemnify Fannie Mae and hold Fannie Mae harmless against all losses, damages, judgments or legal expenses arising out of such breach and (b) promptly take such action as is necessary to correct such breach or the condition giving rise to it. Fannie Mae also may take such action as it deems necessary to remedy such breach or the condition giving rise to it, and, in addition to being indemnified and held harmless as provided above, Fannie Mae will be entitled to indemnity from Lender for the expenses and costs incurred in undertaking such remedial action. Fannie Mae will not incur any cost or expense under the preceding sentence unless Lender has failed to respond promptly to Fannie Mae's request to undertake the remedial action required thereunder.

              (B) Each warranty set forth in the Contract (as such warranty may have been modified expressly in this Addendum) and in this Addendum, made by Lender with respect to a DUS Mortgage, is made (and will be construed) separately and independently from





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                          every other warranty with respect to that DUS
                          Mortgage; and a breach of any warranty will entitle Fannie Mae to the applicable rights and remedies therefor (as any such rights or remedies may have been modified expressly in this Addendum) without regard to the provisions and conditions of any other warranty and regardless of whether or not the facts or circumstances giving rise to such breach also would give rise to a breach of any other warranty.

         (h) BREACHES OF CONTRACT. Section VIII-A(2) of the Contract is modified to include the following additional acts or omissions that will constitute a breach of the Contract:

         - Lender's failure to deliver and pledge the Collateral as required under the DUS Reserve Agreement; or

         - Lender's failure to pay in a timely manner any of its Payment Obligations (as defined in the DUS Loss Sharing Agreement) when required under the DUS Loss Sharing Agreement; or

         - Lender's repudiation or, within any applicable cure period, failure to perform any of its other obligations under the DUS Reserve Agreement or the DUS Loss Sharing Agreement; or

         - Lender's material failure to underwrite, originate, deliver or service any DUS Mortgage in accordance with the DUS Guide; or

         - Lender's failure timely to deliver to Fannie Mae, in accordance with the DUS Guide in effect on the date of the applicable DUS Commitment, a Mortgage for which Fannie Mae has issued a mandatory delivery DUS Commitment; or

         - Disclosure by Lender, its employees or investors of any Confidential Information other than in accordance with the DUS Contract.

         (i) TERMINATION. If Fannie Mae or Lender terminates the DUS Contract as provided in the DUS Contract, then (1) Lender shall remain liable under the DUS Reserve Agreement and the DUS Loss Sharing Agreement that it has executed until Lender's duties and obligations under those agreements terminate in accordance with their terms; and (2) except as otherwise provided in the DUS Reserve Agreement and the DUS Loss Sharing Agreement, the Collateral shall remain with the Custodian or Fannie Mae until such time as Lender is entitled to have the Collateral released under the terms of the DUS Reserve Agreement and the DUS Loss Sharing Agreement.





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         (j)  CONTINUATION OF LENDER'S RIGHTS AND RESPONSIBILITIES.  All
covenants, representations, warranties, rights, responsibilities and obligations of Lender under the terms and provisions of the DUS Contract, the DUS Reserve Agreement and the DUS Loss Sharing Agreement shall continue unchanged without regard to any subsequent conveyance of the DUS Mortgages by Fannie Mae to a trust formed by or on behalf of Fannie Mae for purposes of selling beneficial ownership interests in the DUS Mortgages under Fannie Mae's programs relating to Mortgage-Backed Securities.

         3. No License, Franchise or Transfer Rights Granted. Apart from the rights expressly enumerated or granted to Lender under the DUS Contract, the DUS Reserve Agreement or the DUS Loss Sharing Agreement, Fannie Mae does not confer upon Lender a license, franchise, or any other transferrable or assignable right. No transfer or assignment of Lender's rights and obligations under the DUS Contract, the DUS Reserve Agreement or the DUS Loss Sharing Agreement may be made except in accordance with the express terms of those documents.

         4. Ownership of Confidential Information; Survival of Obligations. All ownership rights in, and intellectual property rights associated with, the Confidential Information, including, without limitation, patent, trademark, copyright and trade secret rights, shall remain the property of Fannie Mae. All obligations of confidentiality shall survive the termination of the Contract.

         5. Defined Terms. All capitalized terms in this Addendum shall have the meanings attributed to them in the Contract, unless otherwise indicated in this Addendum.

         6. Benefit of Contract and Addendum. All provisions of the Contract and this Addendum are for the benefit of Lender and Fannie Mae only, and nothing expressed or implied in the Contract or this Addendum is intended to be for the benefit of any other person.





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         7.   No Modification Except in Addendum.  Except as expressly set forth in this Addendum, no modification of the Contract is made or intended to be made by this Addendum, and the Contract, as amended by this Addendum, is confirmed and reaffirmed by Lender and Fannie Mae and shall be and remain in full force and effect. In the event of an inconsistency between the Contract and this Addendum, the provisions of this Addendum shall govern.

        This Addendum shall become effective as of the date of its execution by Fannie Mae.


                        FEDERAL NATIONAL MORTGAGE ASSOCIATION

                        By: /s/ THOMAS W. WHITE                           (seal)
                           -----------------------------------------------
                        Name:   Thomas W. White
                        Title:  Senior Vice President for Multifamily Activities


                        Date:   As of March 1, 1994
                             ----------------------------------------------

                        LENDER:

                        WASHINGTON MORTGAGE FINANCIAL GROUP,
                        LTD.,
                        a Delaware corporation


                        By: /s/ SHEKAR NARASIMHAN                         (seal)
                           -----------------------------------------------
                        Name:   Shekar Narasimhan
                             ---------------------------------------------
                        Title:  President and Chief Executive Officer
                              --------------------------------------------

                        Date:  February 14, 1994
                             ---------------------------------------------





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